UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 9, 2012, Broadridge Financial Solutions, Inc. (the “Company”) held an earnings conference call regarding the financial results of its fourth quarter and fiscal year ended June 30, 2012. The transcript of that earnings conference call is attached hereto as Exhibit 99.1.

The reconciliations of any Non-GAAP measures included in this transcript to their comparable GAAP measures were included in the Company’s earnings press release and webcast presentation dated August 9, 2012, which were included as Exhibits 99.1 and 99.2 to the Company’s Form 8-K dated August 9, 2012, and are also available under the “Investor Relations—Corporate Information—News” section of the Company’s website at: www.broadridge-ir.com/ne/index.htm.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K and other written or oral statements made from time to time by representatives of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, statements about the Company’s future financial performance are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this report and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report. These risks include: the success of the Company in retaining and selling additional services to its existing clients and in obtaining new clients; the Company’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of the Company’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by the Company; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of the Company’s security affecting its clients’ customer information; the failure of the Company’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of the Company’s systems or error in the performance of the Company’s services; the Company’s failure to keep pace with changes in technology and demands of its clients; the Company’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. The Company disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Transcript of the Broadridge Financial Solutions, Inc. Earnings Conference Call for the quarter and fiscal year ended June 30, 2012 held on August 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon
Name: Dan Sheldon
Title: Vice President, Chief Financial Officer

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